Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-8 No. 333-93563) pertaining to the 1999 Stock Incentive Plan of Wolverine World Wide, Inc.,
(2)Registration Statement (Form S-8 No. 333-88898) pertaining to the Amended and Restated Outside Directors’ Deferred Compensation Plan of Wolverine World Wide, Inc.,
(3)Registration Statement (Form S-8 No. 333-97917) pertaining to the Amended and Restated Directors’ Stock Option Plan of Wolverine World Wide, Inc.,
(4)Registration Statement (Form S-8 No. 333-106973) pertaining to the 2003 Stock Incentive Plan of Wolverine World Wide, Inc.,
(5)Registration Statement (Form S-8 No. 333-129202) pertaining to the 2005 Stock Incentive Plan of Wolverine World Wide, Inc.,
(6)Registration Statement (Form S-8 No. 333-165201) pertaining to the 2010 Stock Incentive Plan of Wolverine World Wide, Inc.,
(7)Registration Statement (Form S-8 No. 333-186914) pertaining to the 2013 Stock Incentive Plan of Wolverine World Wide, Inc.,
(8)Registration Statement (Form S-8 No. 333-210771) pertaining to the 2016 Stock Incentive Plan of Wolverine World Wide, Inc.,
(9)Registration Statement (Form S-8 No. 333-224761) pertaining to the Amended and Restated 2016 Stock Incentive Plan of Wolverine World Wide, Inc.,
(10)Registration Statement (Form S-8 No. 333-256085) pertaining to the Amended and Restated 2016 Stock Incentive Plan of Wolverine World Wide, Inc.,
(11)Registration Statement (Form S-8 No. 333-271835) pertaining to the Amended and Restated 2016 Stock Incentive Plan of Wolverine World Wide, Inc., and
(12)Registration Statement (Form S-8 No. 333-279322) pertaining to the 2024 Stock Incentive Plan of Wolverine World Wide, Inc.;

of our reports dated February 27, 2026, with respect to the consolidated financial statements and schedule of Wolverine World Wide, Inc. and subsidiaries and the effectiveness of internal control over financial reporting of Wolverine World Wide, Inc. and subsidiaries included in this Annual Report (Form 10-K) of Wolverine World Wide, Inc. for the year ended January 03, 2026.

/s/ Ernst & Young LLP
Grand Rapids, Michigan
February 27, 2026